                                                                   EXHIBIT 10.51


                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "Agreement") is entered into as of the ___ day of ____________, 2000, ("Agreement") by and among BURNHAM PACIFIC PROPERTIES, Inc., a Maryland corporation (the "Corporation"), BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Operating Partnership") and _________________ (the "Indemnitee").

         WHEREAS, the interpretations of statutes, regulations, charter and bylaws regarding indemnification of directors and officers and limitation of liability of directors and officers are too uncertain to provide them with adequate, reliable knowledge of risks to which they may be exposed by virtue of serving as directors and officers of a corporation, and

         WHEREAS, damages sought by class action plaintiffs in some cases amount to substantial dollar amounts and, whether or not the case is meritorious, the cost of defending these suits is enormous with few individual directors and officers having the resources to sustain such legal costs or a judgment in favor of the plaintiffs even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation; and

         WHEREAS, it is generally recognized that the issues in controversy in such litigation are usually related to the knowledge, motives and intent of the director or officer and that he is usually the only witness with firsthand knowledge of the essential facts or of exculpating circumstances who is qualified to testify in his defense regarding matters of such subjective nature, and that the long period of time which normally and usually elapses before such suits can be disposed of can extend beyond the normal time for retirement for a director or officer, with the result that he, after retirement, or in the event of his death, his spouse, heirs, executors, administrators, as the case may be, may be faced with limited ability, undue hardship and an intolerable burden in launching and maintaining a proper and adequate defense of such party or his estate against claims for damages; and

         WHEREAS, the charter and bylaws of the Corporation and the rules and regulations governing the Corporation allow it to indemnify and hold harmless their management personnel and their affiliates and each of their respective officers, directors, partners and employees for losses, claims, damages, expenses or liabilities incurred by such persons by reason of any action, omission to act or decision made by any such persons in connection with the business of the Corporation; and

         WHEREAS, the Board of Directors (as defined in Article I hereto) has concluded that it is reasonable, prudent and necessary for the Corporation contractually to obligate itself to indemnify the Indemnitees in reasonable and adequate manner to the fullest extent permitted by applicable law, to assume for itself maximum liability for expenses and damages in connection with claims lodged against them for their decisions and actions and to provide for the advancement of expenses incurred by the Indemnitees; and

         WHEREAS, as set forth in Section VIII hereof, it is in the interests of the parties hereto that the Operating Partnership have the same indemnification obligations to the Indemnitee as the indemnification obligations of the Corporation to the Indemnitee; and

         WHEREAS, the Indemnitees are willing to serve, for or on behalf of the Corporation on the condition that they be so indemnified.

         NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   WITNESSETH

                                       I.
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         A. "BOARD OF DIRECTORS" shall mean the board of directors of the Corporation.

         B.       "CHANGE IN CONTROL" shall mean:

         (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of the Corporation if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding Common Shares of the Corporation (the "Outstanding Corporation Common Shares") or (y) the combined voting power of the then-outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); PROVIDED, HOWEVER, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Shares or voting securities of the Corporation, unless the Person exercising, converting or exchanging such security acquired such security directly from the Corporation or an underwriter or agent of the Corporation), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any company controlled by the Corporation, or (C) any acquisition by any company pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

         (ii) the consummation of an amalgamation, merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Shares and Outstanding Corporation Voting

Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of Common Shares and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring company in such Business Combination (which shall include, without limitation, a company which as a result of such transaction owns the Corporation or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (such resulting or acquiring company is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Corporation Common Shares and Outstanding Corporation Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation, any Exempt Persons or any employee benefit plan (or related trust) maintained or sponsored by the Corporation or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding Common Shares of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such company entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

         C. "DISINTERESTED DIRECTOR" shall mean a director of the Corporation who neither is nor was a party to the Proceeding in respect of which indemnification or advance of expenses is being sought by an Indemnitee.

         D. "EXPENSES" shall mean, without limitation, expenses of Proceedings including all attorneys' fees, retainers, court costs, transcript costs, fees of experts, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness or party in a Proceeding.

         E. "BAD FAITH" shall mean with respect to a particular Indemnitee, such Indemnitee not having acted in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, such Indemnitee having acted in a certain manner without reasonable cause to believe his conduct was lawful.

         F. "LIABILITIES" shall mean liabilities of any type whatsoever, including without limitation, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties, or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

         G. "OFFICIAL STATUS" describes the status of a person who is or was a director or officer of the Corporation, or a member of any committee of the Board of Directors, and the status of a person who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company or partnership, joint venture, trust, employee benefit plan, or other entity.

         H. "PROCEEDING" includes any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, including, without limitation, any Proceeding arising out of or relating to acts or omissions with respect to any and all related transactions, filings and other actions, whether or not such acts or omissions occurred prior or subsequent to the formation of the Corporation and/or Operating Partnership prior to or subsequent to the date of this Agreement (including, without limitation, matters relating to the proxy filed by the corporation with the securities and exchange commission on September 28, 2000, and any amendment thereto and suit by an Indemnitee seeking to enforce the Indemnitee's rights under this Agreement); PROVIDED, HOWEVER, that the term Proceeding shall not include a Proceeding initiated by any of the Indemnitees against the Corporation or any director, officer, employee or agent of the Corporation and/or Operating Partnership unless (i) the Corporation has joined in or the Board of Directors has consented to the initiation of such Proceeding or (ii) the Proceeding is instituted after a Change in Control.

         I. "VOTING SECURITIES" shall mean any securities of an entity whose holder or holders are entitled to vote generally in the election of the Board of Directors.

                                       II.
                                TERM OF AGREEMENT

         This Agreement shall continue until and terminate with respect to any Indemnitee upon the later of:

                     1. 10 years after the date that such Indemnitee shall have ceased to serve as a director, officer, partner, member, trustee, employee, or agent of the Corporation or of any other corporation, partnership, limited liability company or partnership, joint venture, trust, employee benefit plan or other entity which such Indemnitee served at the request of the Corporation, or

                     2. The final termination of any Proceeding then pending in respect of which such Indemnitee is granted rights of indemnification of Liabilities or advancement of Expenses hereunder and of any Proceeding commenced by such Indemnitee pursuant to Section IV.F of this Agreement relating thereto.

This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Indemnitees and their heirs, executors and administrators.

                                      III.
                  SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS
                              AND DEFENSE OF CLAIM

         A. AGREEMENT TO SERVE. Each Indemnitee shall serve and/or continue to serve, at the will of the Corporation or under separate contract, if such exists, as a director or officer of the Corporation. This Agreement does not create any additional right for any of the Indemnitees to serve as directors or officers other than at the will of the Corporation or as otherwise provided by separate contract. Indemnitee's resignation as a director shall not constitute a breach of this Agreement.

         B. NOTICE OF PROCEEDINGS. Each Indemnitee shall notify the Corporation promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification of Liabilities or advancement of Expenses covered hereunder, but the Indemnitee's omission to so notify the Corporation shall not relieve the Corporation from any liability which it may have to the Indemnitees under this Agreement unless such omission materially prejudices the rights of the Corporation (including, without limitation, the Corporation having lost any significant substantive or procedural rights with respect to the defense of any Proceeding). If such omission does materially prejudice the rights of the Corporation, the Corporation shall be relieved from liability under this Agreement to the extent of such prejudice; but such omission will not relieve the Corporation from any liability which it may owe to an Indemnitee otherwise than under this Agreement.

         C. DEFENSE OF CLAIMS. The Corporation will be entitled to participate at its own expense in any Proceeding of which it has notice. The Corporation, jointly with any other indemnifying party similarly notified of any Proceeding, will be entitled to assume the defense of any Indemnitee therein, with counsel reasonably satisfactory to such Indemnitee; PROVIDED, HOWEVER, that the prior written consent of the Indemnitee shall be required for the Corporation to assume the defense of an Indemnitee in a Proceeding (i) if there has been a Change in Control in the Corporation, or (ii) if the Indemnitee has reasonably concluded that there may be a conflict of interest between the Corporation and such Indemnitee, or between one Indemnitee and another, with respect to any Proceeding and has provided written notice thereof to the Corporation. After receipt of written notice from the Corporation to an Indemnitee of the Corporation's election to assume the defense of such Indemnitee in any Proceeding, the Corporation will not be liable to such Indemnitee under this Agreement for any Expenses subsequently incurred by such Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. An Indemnitee shall have the right to employ his own counsel in any such Proceeding, but the fees and expenses of such counsel incurred after receipt of written notice from the Corporation of its assumption of the defense thereof shall be at the expense of such Indemnitee unless:

                     1. The employment of counsel by such Indemnitee has been
                authorized by the Corporation;

                     2. Such Indemnitee shall have reasonably concluded that
                counsel employed by the Corporation has not adequately represented such Indemnitee or that there is a conflict of interest between the Corporation and such Indemnitee with respect to such Proceeding; or

                     3. The Corporation shall not in fact have employed counsel to assume the defense of such Indemnitee in such Proceeding or such counsel has not in fact assumed such defense or such counsel is not acting in connection therewith with reasonable diligence; and in each such case the fees and expenses of such Indemnitee's counsel shall be advanced by the Corporation pursuant to Article V.

         D. SETTLEMENT OF CLAIMS. The Corporation shall not settle any Proceeding in any manner which would impose any liability, penalty or limitation on any of the Indemnitees without the written consent of such Indemnitee; PROVIDED, HOWEVER, that such Indemnitee shall not unreasonably withhold, delay or condition consent to any proposed settlement. Unless there has been a Change in Control, the Corporation shall not be liable to indemnify any of the Indemnitees under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by such Indemnitee without the Corporation's written consent. The Corporation shall not unreasonably withhold, delay or condition its consent to any proposed settlement.

                                       IV.
                                 INDEMNIFICATION

         A. IN GENERAL. The Corporation shall indemnify any Indemnitees against any and all Expenses and Liabilities: (i) as provided in this Agreement,
(ii) to the fullest extent consistent with applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit, (iii) for any acts or omissions which occurred prior to each Indemnitee becoming a director of the Corporation, or establishing any formal relationship with the Corporation. The rights of the Indemnitees provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in this Article IV. It is expressly agreed and understood that the Corporation's indemnification to Indemnitee shall be absolute, total and unconditional with respect to any activity or event, including without limitation the preparation or distribution of any proxy statement, which occurs prior to the date of commencement of Indemnitee's service as a director of the Corporation and no process or procedure shall be needed to establish or confirm such indemnification, except as may be required by applicable law (provided Indemnitee is notified appropriately by the Corporation). If any Proceeding arising from any such action or event is brought against Indemnitee, Indemnitee shall be entitled to separate independent counsel selected by Indemnitee, with the Expenses thereof paid by the Corporation.

         B. INDEMNIFICATION OF A PARTY TO A PROCEEDING. An Indemnitee shall be entitled to the rights of indemnification provided in this Section IV.B if, by reason of his Official Status, he is, or is threatened to be made, a party to any Proceeding. In accordance with this Section IV.B, an Indemnitee shall be indemnified against all Expenses and Liabilities actually incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, unless the acts or omissions of such Indemnitee are material to the matter giving rise to the Proceeding, and (a) were committed in bad faith (as determined pursuant to either Section IV.D.2 or Section IV.E below), or (b) were the result of active and deliberate dishonesty, or (c) for which the Indemnitee actually received an improper personal benefit in money, property or services, or (d) in the case of any criminal Proceeding, for which the Indemnitee had reasonable cause to believe that the act or omission was unlawful; PROVIDED, HOWEVER, that, if applicable law so provides, no indemnification against such Expenses and Liabilities shall be made in respect of any claim, issue or matter in a Proceeding brought by or in the right of the Corporation as to which a final, nonappealable judgment has been issued by a court of competent jurisdiction that the Indemnitee is liable to the Corporation, unless and to the extent that such court shall determine that such indemnification may be made.

         C. INDEMNIFICATION FOR EXPENSES OF WITNESS. Notwithstanding any other provision of this Agreement, to the extent that an Indemnitee, by reason of such Indemnitee's Official Status, has prepared to serve or has served as a witness in any Proceeding, such Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or for him in connection therewith and that are not otherwise reimbursed.

         D. SPECIFIC LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything in this Agreement to the contrary, the Corporation shall not be obligated under this Agreement to make any payment to any Indemnitee for indemnification with respect to any Proceeding:

                       1. To the extent that payment is actually made to such
              Indemnitee under any insurance policy or is made to such Indemnitee by the Corporation otherwise than pursuant to this Agreement.

                       2. If a court in such Proceeding has entered a judgment
              or other adjudication which is final and has become nonappealable and established that a claim of such Indemnitee for such indemnification arose from acts or omissions of such Indemnitee which are material to the matter giving rise to the Proceeding and which (a) were committed in bad faith, or (b) which were the result of active and deliberate dishonesty, or (c) for which the Indemnitee actually received an improper personal benefit in money, property or services, or (d) in the case of any criminal Proceeding, for which the Indemnitee had reasonable cause to believe that the act or omission was unlawful.

                        3. If there has been no Change in Control, for
               Liabilities in connection with Proceedings settled without the consent of the Corporation (unless such consent was unreasonably withheld, delayed or conditioned), PROVIDED, HOWEVER, that the consent of an Indemnitee will not be required with respect to any Liability for which such Indemnitee is not entitled to indemnification. If there has been a Change in Control, the Corporation shall be liable for Liabilities in connection with Proceedings settled without the consent of the Corporation.

                        4. For an accounting of profits made from the purchase
               or sale by such Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local statute or regulation.

                        5. For any liability of an Indemnitee in connection with
               insider trading, as defined under the United States securities laws or similar provisions of any state or local statute or regulation.

         E.       DETERMINATION OF BAD FAITH.

               1. An Indemnitee will be deemed to have acted in Bad Faith if such is proven by clear and convincing evidence by the Corporation in one of the forums listed below. Such Indemnitee subject to a claim by the Corporation that he acted in Bad Faith shall be entitled to select from among the following forums in which the validity of the Corporation's claim will be heard:

                         (a) The Disinterested Directors, which shall make such
                    determination by majority vote;

                         (b) The shareholders of the Corporation, which shall
                    make such determination by majority vote;

                         (c) Legal counsel selected by such Indemnitee, and
                    reasonably approved by the Board of Directors, which counsel shall make such determination in a written opinion; or

                         (d) A panel of three arbitrators, one of whom is
                    selected by the Corporation, another of whom is selected by such Indemnitee and the last of whom is selected by the first two arbitrators so selected.

               2. As soon as practicable, and in no event later than thirty (30) days after written notice of such Indemnitee's choice of forum pursuant to this Section IV.E, the Corporation shall, at its own expense, submit to the selected forum in such manner as such Indemnitee or such Indemnitee's counsel may reasonably request, its claim that such Indemnitee is not entitled to indemnification, and the Corporation shall act in the utmost good faith to assure such Indemnitee a complete opportunity to defend against such claim. The fees and expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Corporation. If the Corporation shall fail to submit the matter to the selected forum within thirty (30) days after such Indemnitee's written notice or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty (30) days after the matter has been submitted to it by the Corporation, the requisite determination that such Indemnitee has the right to indemnification shall be deemed to have been made.

               3. For purposes of any determination of Bad Faith, an Indemnitee shall be deemed to have acted in Bad Faith if such Indemnitee's action is not based on the records or books or accounts of the Corporation, including financial statements, or on information supplied to such Indemnitee by the directors or officers of the Corporation in the course of their duties, or on the advice of legal counsel for the Corporation or on information or records given or reports made to the Corporation by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation. The provisions of this Section IV.E shall not be deemed to be exclusive or to limit in any way the other circumstances in which an Indemnitee may be deemed to have met the standard of conduct set forth in this Agreement.

         F. RIGHT TO APPEAL. Notwithstanding a determination by any forum listed in Section IV.E above that an Indemnitee is not entitled to indemnification with respect to a specific Proceeding, such Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing such Indemnitee's right to indemnification pursuant to this Agreement. The Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation further agrees to stipulate in any such judicial proceeding that it is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         G. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. In addition to the indemnification protection provided to the Indemnitee by the other sections of this Agreement, the Corporation shall also purchase and maintain Directors' and Officers' Liability Insurance, at its expense and in amounts that are subject to such terms as shall be determined by the Board of Directors of the Corporation, to protect the Indemnitee against any expense, liability or loss incurred by it or him in any such capacity, or arising out of his status as such.

                                       V.
                             ADVANCEMENT OF EXPENSES

         A. ADVANCEMENT OF EXPENSES. The Corporation shall advance to an Indemnitee all Expenses incurred or to be incurred by or for him in connection with (i) any Proceeding for which such Indemnitee is entitled to indemnification pursuant to Article IV above, including any Proceeding under Section IV.E or
Section IV.F involving such Indemnitee and (ii) any other action between the Corporation and such Indemnitee involving the interpretation or enforcement of the rights of such Indemnitee under this Agreement, in advance of the final disposition of such Proceeding or other action, provided that such Indemnitee executes and submits an undertaking to repay Expenses advanced in the form of Exhibit A attached hereto (the "Undertaking").

         B. PROCEDURE FOR ADVANCEMENT. The Corporation shall advance Expenses pursuant to subsection A above within ten (10) business days after the receipt by the Corporation of an Undertaking. Each Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured and interest free.

                                       VI.
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

         A. BURDEN OF PROOF. In making a determination with respect to entitlement to indemnification of Liabilities and advancement of Expenses hereunder, including a determination pursuant to Section IV.F, the person or persons or entity making such determination shall consider the Indemnitee's right to such entitlement de novo and such Indemnitee shall not be prejudiced by reason of a prior determination that such Indemnitee is not entitled to indemnification. The person or persons making such determination shall also presume that the Indemnitee is entitled to indemnification and advancement of Expenses under this Agreement, which presumption the Corporation shall have the burden of proof to overcome.

         B. EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself affect the right of an Indemnitee to indemnification or create a presumption that such Indemnitee acted in Bad Faith.

         C. ACTIONS OF OTHERS. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Corporation shall not be imputed to the Indemnitees for purposes of determining the right to indemnification under this Agreement.

                                      VII.
                 NON-EXCLUSIVITY, SUBROGATION AND MISCELLANEOUS

         A. NON-EXCLUSIVITY. The rights of each Indemnitee hereunder shall not be deemed exclusive of any other rights to which such Indemnitee may at any time be entitled under any provision of law, regulation, the Corporation's charter, bylaws, vote of shareholders, resolution of directors or otherwise, and to the extent that during the term of this Agreement the rights of the then existing directors and officers are more favorable to such directors and officers than the rights currently provided to the Indemnitees under this agreement, the Indemnitees shall be entitled to the full benefits of such more favorable rights.

         B. SUBROGATION. In the event of any payment under thus Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee to whom such payment is made. Such Indemnitee shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

         C. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, when received, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  If to an Indemnitee, addressed to the Indemnitee at the following addresses:




                  With a copy to:





                  If to the Corporation, addressed to the Corporation at the following address:

                  Burnham Pacific Properties, Inc.
                  110 West A Street
                  Suite 900
                  San Diego, California 92101
                  Attn:  Corporate Secretary
                  (619) 652-4711 (fax)

                  If to the Operating Partnership, addressed to the Operating Partnership at the following address:

                  Burnham Pacific Operating Partnership, L.P.
                  110 West A Street
                  Suite 900
                  San Diego, California 92101
                  Attn:  Corporate Secretary
                  (619) 652-4711 (fax)


or to such other address as may have been furnished to an Indemnitee by the Corporation or to the Corporation by an Indemnitee, as the case may be.

         D. GOVERNING LAW. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

         E. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to the subject matter hereof; PROVIDED, HOWEVER, that the parties acknowledge and agree that the charter and bylaws of the Corporation may contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to such instruments.

         F. SUCCESSORS AND ASSIGNS. The rights, benefits, responsibilities and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, assigns, successors, affiliates, agents, and representatives.

         G. AMENDMENT OF AGREEMENT AND SCHEDULES. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall (i) be effective as to any Indemnitee or the Corporation unless executed in writing by the Indemnitee(s) affected thereby and the Corporation if affected thereby or (ii) be effective as to any Indemnitee with respect to any action or inaction by such Indemnitee in the Indemnitee's Official Status prior to such amendment, alteration, rescission or replacement.

         H. TITLES. The titles to the articles and sections of this Agreement are inserted for convenience or reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

         I. INVALIDITY OF PROVISIONS. Every provision of this Agreement is severable, and the invalidity or unenforceability of any term or provision shall not effect the validity or enforceability of the remainder of this Agreement.

         J. PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and VICE VERSA.

         K. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

               1. the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Article of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

               2. to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Article of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         L. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.

                                      VIII.
                      OBLIGATIONS OF OPERATING PARTNERSHIP

                  The Operating Partnership shall have the same obligations to the Indemnitee as the obligations of the Corporation hereunder, the Operating Partnership hereby acknowledging and confirming to the Indemnitee (a) that the services of the Indemnitee as a director and/or an officer of the Corporation are important and valuable to the Operating Partnership because of the Corporation's status as general partner of the Operating Partnership, and (b) that the business and affairs of the Corporation are conducted primarily through, and the assets of the Corporation are owned primarily by, the Operating Partnership. Without limiting the other provisions of this Agreement, the Indemnitee shall be entitled to indemnification and to his other rights hereunder with respect to matters arising in the conduct of the affairs of the Operating Partnership to the same extent as with respect to matters arising in the conduct of the affairs of the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              BURNHAM PACIFIC PROPERTIES, Inc.
                              a Maryland corporation


                              By:
                                 -----------------------------------------------
                                    Name:
                                    Title:


                              BURNHAM PACIFIC OPERATING
                              PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:   BURNHAM PACIFIC PROPERTIES, Inc.
                                    a Maryland corporation, its General Partner


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:



                              -----------------------------------
                              (Indemnitee)

                                    EXHIBIT A
                 FORM OF UNDERTAKING TO REPAY EXPENSES ADVANCED

         Re:      Undertaking to Repay Expenses Advanced

Ladies and Gentlemen:

         Pursuant to the Indemnification Agreement dated as of the _____ day of _______________, 2000 by and among the Corporation and the Indemnitees, the undersigned is an Indemnitee and is thereby entitled to advancement of expenses in connection with [DESCRIPTION OF PROCEEDING] (the "Proceeding"). Terms used herein and not otherwise defined shall have the meanings specified in the Indemnification Agreement.

         I am subject to the Proceeding by reason of my Official Status or by reason of actions allegedly taken or omitted by me in such capacity. During the period of time to which the Proceeding relates I was [(NAME OF POSITION HELD)] of Burnham Pacific Properties, Inc. (the "Corporation"). Pursuant to Section V of the Indemnification Agreement, the Corporation is obligated to advance to me Expenses that are reasonably incurred by or for me in connection with the Proceeding, provided that I execute and submit to the Corporation an Undertaking in which I (i) undertake to repay the Corporation for any Expenses paid by it on my behalf if it shall be ultimately determined that I am not entitled to be indemnified by the Corporation against such Expenses, (ii) affirm my good faith belief that I have met the standard of conduct necessary for indemnification by the Corporation, and (iii) reasonably evidence the Expenses incurred by or for me.

         [DESCRIPTION OF EXPENSES INCURRED OR TO BE INCURRED BY OR FOR
INDEMNITEE]

         This letter shall constitute my undertaking to repay to the Corporation any Expenses paid by it on my behalf in connection with the Proceeding if it is ultimately determined that I am not entitled to be indemnified by the Corporation with respect to such Expenses as set forth above. I hereby affirm my good faith belief that I have met the standard of conduct necessary for indemnification by the Corporation and that I am entitled to such indemnification.


                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Name

                                               ---------------------------------
                                               Date


                                       A-1